UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 4, 2006


                               SWISS MEDICA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-09489                 98-0355519
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                    53 Yonge Street, 3rd Floor            M5E 1J3
                    Toronto, Ontario, Canada
            (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code (416) 868-0202


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Swiss Medica, Inc. (the "Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01   Entry into a Material Definitive Agreement.

Pursuant to a Commitment Letter dated as of December 23, 2005, as amended, by and between the Registrant and Reid Partners 1 Inc. ("Lender"), the Registrant borrowed on a non-revolving basis, $400,000 CAD ($346,000 USD). The Registrant paid a loan processing fee of $9,000 CAD ($7,800 USD) to Lender in connection with the Note. An additional loan fee of $25,000 CAD ($22,000 USD) is owed to Lender on March 28, 2006.

To evidence this arrangement, the Registrant executed a promissory note ("Note") in the principal amount of $425,000 CAD ($368,000 USD) to Lender on January 4, 2006. There is no interest on the Note, unless the Note is not paid by March 28, 2006 at which time interest will accrue at 24% per annum. The Note maybe prepaid at any time, without penalty. The Note is guaranteed by the Registrant's Chief Executive Officer, Raghunath Kilambi and a shareholder of the Registrant. Both Mr. Kilambi and the other shareholder have each personally pledged certain assets as a security interest for the loan. The Note is due and payable on March 28, 2006.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      (a)   Disclosure of direct financial obligation.

            (1) On January 4, 2006, the Registrant became obligated to pay Lender amounts due under a promissory note in the principal amount of $425,000 CAD ($368,000 USD). The details of this Note are described in Item 1.01 listed above.

            (2)   The Note is due and payable on March 28, 2006 ("Maturity
                  Date").

            (3) If the loan is not repaid by the Maturity Date, interest accrues at 24% per annum, on a monthly basis.

            (4) The Note is guaranteed by the Registrant's Chief Executive Officer, Raghunath Kilambi and another shareholder of the Registrant who have each pledged certain assets as a security interest for the loan.

            (5) The Note may be prepaid at any time, without interest or penalty.

      (b)   Off-Balance Sheet Arrangement: None

Item 3.02   Unregistered Sale of Equity Securities.

The Company issued the Note described under Item 1.01 to the Lender on January 4, 2006. The issuance of these securities was exempt from registration under
Section 4(2) of the Securities Act of 1933.


Item 9.     Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information

            Not applicable

      (c)   Shell Company Transactions

            Not applicable

      (d)   Exhibits.


      Exh. No.          Description
      --------          -----------

      10.1. Commitment Letter by and between Registrant and Reid Partners 1 Inc. dated December 23, 2005, as amended by that amendment dated December 28, 2005

      10.2.             Form of Promissory Note

      10.3. Share Pledge Agreement dated January 4, 2006 by and between Reid Partners 1 Inc. and Raghunath Kilambi.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SWISS MEDICA, INC.
                                                    (Registrant)


Date: January 24, 2006             By: /s/ Bruce Fairbairn
                                       ----------------------------------------
                                       Bruce Fairbairn, Chief Financial Officer